UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2014 (May 8, 2014)

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6100 North Western Avenue, Oklahoma City, Oklahoma		73118
(Address of principal executive offices)		(Zip Code)
(405) 848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On May 12, 2014, Chesapeake Energy Corporation (the "Company") issued a press release announcing it will host its 2014 Analyst Day on Friday, May 16. The press release also provided information for accessing a related live audio webcast. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 8 - Other Events

Item 8.01 Other Events.

On May 8, 2014, the Company issued a press release announcing the expiration and final results of its previously announced cash tender offer for any and all of its 9.50% Senior Notes due 2015. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. See "Exhibit Index" attached to this Current Report on Form 8-K, which is incorporated by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JAMES R. WEBB
James R. Webb
Executive Vice President - General Counsel and Corporate Secretary
Date:    May 12, 2014

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Chesapeake Energy Corporation press release dated May 12, 2014.
99.2	Chesapeake Energy Corporation press release dated May 8, 2014.